                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        I, the undersigned Director and/or Officer of Conexant Systems, Inc., a Delaware corporation (the "Company"), hereby constitute DWIGHT W. DECKER, DENNIS
E. O'REILLY, JASMINA THEODORE BOULANGER and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, and any amendments thereto.

         Signature                             Title                              Date
         ---------                             -----                              ----

/s/ Dwight W. Decker
---------------------------     Chairman of the Board of Directors         November 30, 2001
     Dwight W. Decker               and Chief Executive Officer
                                   (principal executive officer)

/s/ Donald R. Beall
---------------------------                  Director                      November 30, 2001
      Donald R. Beall

/s/ Richard M. Bressler
---------------------------                  Director                      November 30, 2001
    Richard M. Bressler

/s/ Ralph J. Cicerone
---------------------------                  Director                      November 30, 2001
     Ralph J. Cicerone

/s/ F. Craig Farrill
---------------------------                  Director                      November 30, 2001
     F. Craig Farrill

/s/ Jerre L. Stead
---------------------------                  Director                      November 30, 2001
      Jerre L. Stead

/s/ Balakrishnan S. Iyer
---------------------------          Senior Vice President and             November 30, 2001
   Balakrishnan S. Iyer               Chief Financial Officer
                                   (principal financial officer)

/s/ J. Scott Blouin
---------------------------          Senior Vice President and             November 27, 2001
      J. Scott Blouin                Chief Accounting Officer
                                  (principal accounting officer)

POWER OF ATTORNEY
(continued from prior page)


         Signature                             Title                              Date
         ---------                             -----                              ----

/s/ Hossein Eslambolchi
---------------------------                  Director                      November 30, 2001
    Hossein Eslambolchi